UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2006

ICONIX BRAND GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-10593	11-2481093
(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

1450 Broadway, New York, NY	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 730-0030

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Definitive Material Agreement

On October 27, 2006, Iconix Brand Group, Inc. (the “Company”) entered into an amendment to its employment agreement dated as of February 14, 2005, with its Chief Financial Officer, Warren Clamen (the “Original Agreement”), which extends the date of the term of his employment with the Company until October 27, 2008. The amendment also provides for him to receive an annual base salary of $275,000 for the period from October 27, 2006 through October 26, 2007 and $300,000 for the balance of the extended term. Pursuant to the amendment and a related restricted stock agreement, the Company also awarded to Mr. Clamen 10,971 shares of its restricted common stock which vest as to one-half (1/2) of such shares on October 27, 2007 and the remaining one-half (1/2) of such shares on October 27, 2008, subject to acceleration or forfeiture under certain conditions. The amendment also provides that Mr. Clamen will receive additional compensation in the event that, within twelve months of a “change of control” (as defined in the amendment), Mr. Clamen’s employment is terminated by the Company without cause. All other material terms of the Original Agreement remained unchanged.

The description of the amendment to the Original Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such document, which is filed an exhibit to this report and incorporated herein by reference.

Item 2.02   Results of Operations and Financial Condition

On November 1, 2006 the Company issued a press release announcing its financial results for the three and nine months ended September 30, 2006. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits.

Exhibit 10.1*	Amendment dated October 27, 2006 to the Employment Agreement dated as of February 14, 2005 between the Iconix Brand Group, Inc. and Warren Clamen.

Exhibit 99.1+	Press release of Iconix Brand Group, Inc. dated November 1, 2006.
_______

*Denotes management compensatory plan or arrangement.
+This exhibit is furnished pursuant to Item 2.02, is not to be considered "filed" under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and shall not be incorporated by reference into any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ICONIX BRAND GROUP, INC.
(Registrant)

By	/s/ Neil Cole
Neil Cole
Chief Executive Officer

Date: November 2, 2006

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

Exhibit 10.1	Amendment dated October 27, 2006 to the Employment Agreement dated as of February 14, 2005 between the Iconix Brand Group, Inc. and Warren Clamen.

Exhibit 99.1	Press release of Iconix Brand Group, Inc. dated November 1, 2006.